Exhibit 99.2

                  VALHI, INC. AND SUBSIDIARIES

        INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS




                                                                        Page
                                                                      ---------
Pro Forma Condensed Consolidated Balance Sheet - September 30, 1994    F-2/F-3

Notes to Pro Forma Condensed Consolidated Balance Sheet                F-4/F-5

Pro Forma Condensed Consolidated Statements of Operations:
 Nine months ended September 30, 1994                                    F-6
 Year ended December 31, 1993                                            F-7

Notes to Pro Forma Condensed Consolidated Statements of Operations       F-8





These pro forma condensed consolidated financial statements should be read in conjunction with the respective historical consolidated financial statements of Valhi, Inc. and NL Industries, Inc. The pro forma condensed consolidated financial statements are not necessarily indicative of Valhi's consolidated financial position or results of continuing operations as they may be in the future.

                                     VALHI, INC. AND SUBSIDIARIES

                             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                            September 30, 1994
                                                (Unaudited)

                                               (In millions)


                                                       Pro forma               Pro forma
                                              Valhi    adjustment       NL     adjustment
                   ASSETS                   Historical    (I)       Historical    (II)       Pro forma

                                            ---------- ----------   ---------- ----------    ----------



Current assets:
  Cash and cash equivalents                     $21.4      $   -       $194.1     ($12.4)(a)    $203.1
  Marketable securities                          23.7          -         25.5          -          49.2
  Accounts and notes receivable                  97.0          -        160.5          -         257.5
  Receivable from affiliates                     10.3          -            -          -          10.3
  Inventories                                    94.5          -        167.8        1.0 (c)     263.3
  Other                                           5.6          -         13.2          -          18.8
                                            ---------- ----------   ---------- ----------    ----------
                                                252.5          -        561.1      (11.4)        802.2
                                            ---------- ----------   ---------- ----------    ----------
Other assets:
  Marketable securities                         110.8          -         20.5       (3.9)(c)     127.4
  Investment in joint ventures                      -          -        188.4          -         188.4
  Natural resource properties                    53.1          -            -        9.2 (b)
                                                                                    20.3 (c)      82.6
  Deferred income taxes                          33.8       (6.0)           -      (27.8)(d)         -
  Goodwill                                        5.4          -            -      242.7 (c)     248.1
  Other assets                                   31.5          -         58.5          -          90.0
  Investment in affiliates:
    NL Industries, Inc.                          50.4          -            -       12.4 (a)
                                                                                   (62.8)(c)         -
    Tremont Corporation                           5.7       (5.7)           -          -             -
                                            ---------- ----------   ---------- ----------    ----------
                                                290.7      (11.7)       267.4      190.1         736.5
                                            ---------- ----------   ---------- ----------    ----------
Property and equipment, net                     242.4          -        409.1       (9.2)(b)
                                                                                   175.6 (c)     817.9
                                            ---------- ----------   ---------- ----------    ----------

                                               $785.6     ($11.7)    $1,237.6     $345.1      $2,356.6
                                            ========== ==========   ========== ==========    ==========


                           VALHI, INC. AND SUBSIDIARIES

                                   September 30, 1994
                                      (Unaudited)

                                     (In millions)


                                                       Pro forma               Pro forma
                                              Valhi    adjustment       NL     adjustment
    LIABILITIES AND STOCKHOLDERS' EQUITY    Historical    (I)       Historical    (II)       Pro forma
                                            ---------- ----------   ---------- ----------    ----------

Current liabilities:
  Notes payable & current long-term debt        $66.8      $   -        $43.3      $   -        $110.1
  Accounts payable & accrued liabilities        160.3          -        192.5          -         352.8
  Payable to affiliates                           0.1        5.0         10.6          -          15.7
  Income taxes                                    3.6                     9.6        0.4 (c)      13.6
                                            ---------- ----------   ---------- ----------    ----------
                                                230.8        5.0        256.0        0.4         492.2
                                            ---------- ----------   ---------- ----------    ----------
Noncurrent liabilities:
  Long-term debt                                308.5          -        791.0          -       1,099.5
  Deferred income taxes                           3.0          -        204.6       77.3 (c)
                                                                                   (27.8)(d)     257.1
  Accrued pension cost                            0.1          -         79.5          -          79.6
  Accrued OPEB cost                              18.3          -         65.9          -          84.2
  Accrued environmental costs                       -          -         83.4          -          83.4
  Other                                           9.0          -         49.5          -          58.5
                                            ---------- ----------   ---------- ----------    ----------
                                                338.9          -      1,273.9       49.5       1,662.3
                                            ---------- ----------   ---------- ----------    ----------
Minority interest in NL subsidiaries                -          -          2.9          -           2.9
                                            ---------- ----------   ---------- ----------    ----------
Stockholders' equity:
  Common stock and paid-in capital               34.5                   767.6     (767.6)(c)      34.5
  Retained earnings                             222.9      (18.6)      (569.5)     569.5 (c)     204.3
  Treasury stock                                (71.2)         -       (366.6)     366.6 (c)     (71.2)
  Adjustments:
    Currency translation                        (11.6)       1.4       (122.7)     122.7 (c)     (10.2)
    Marketable securities                        42.8        0.1         (0.5)       0.5 (c)      42.9
    Pension liabilities                          (1.5)       0.4         (3.5)       3.5 (c)      (1.1)
                                            ---------- ----------   ---------- ----------    ----------
                                                215.9      (16.7)      (295.2)     295.2         199.2
                                            ---------- ----------   ---------- ----------    ----------

                                               $785.6     ($11.7)    $1,237.6     $345.1      $2,356.6
                                            ========== ==========   ========== ==========    ==========



  See accompanying notes to pro forma condensed consolidated balance sheet.

                  VALHI, INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                         (Unaudited)


Note 1 - Basis of presentation:

     The Pro Forma Condensed Consolidated Balance Sheet assumes the following transactions (more fully described in Item 2 of this Current Report on Form 8-K) occurred on September 30, 1994:

 I- Valhi distributed its holdings of Tremont common stock (3.5 million shares) pro rata to Valhi stockholders (the "Distribution"). Prior to the Distribution, Valhi accounted for Tremont by the equity method and, accordingly, the Distribution is accounted for as a "spin-off" (recorded at book value, net of tax). The Distribution is currently taxable to Valhi for federal income tax purposes based upon the aggregate fair market value of the Tremont stock distributed.

II- Valhi increased its interest in NL Industries from approximately 48.9% to approximately 50.9% through the purchase of an additional 1,038,900 shares of NL common stock (for approximately $12.4 million) and commenced accounting for NL as a consolidated subsidiary at that date (step acquisition accounted for by the purchase method).


Note 2 - Pro forma adjustments:

I - Reflect the Distribution of Tremont common stock as a "spin-off", net of tax.

                                                                                  Amount
                                                                               ------------
                                                                               (In millions)
        Taxable value of Tremont stock distributed, based upon
         the September 30, 1994 market price of $10.50 per share                     $37.1
        Valhi's net carrying value of Tremont stock                                    5.7
                                                                               ------------
                                                                                     $31.4
                                                                               ============

        Income tax on above at the U.S. federal statutory rate of 35%                $11.0
                                                                               ============

        The charge to Valhi's equity to reflect the Distribution consists of:
          Net carrying value of Tremont stock                                         $5.7
          Related income taxes:
            Currently payable                                                          5.0
            Deferred - reversal of amounts previously provided                         6.0
                                                                               ------------
                                                                                     $16.7
                                                                               ============

                  VALHI, INC. AND SUBSIDIARIES

                         (Unaudited)




II- (a) Cost of 1,038,900 shares of NL common stock purchased in market transactions at an average price of $11.93 per share, including fees and commissions.

    (b) Reclassification of certain NL historical amounts to conform to Valhi's presentation.

    (c) Consolidation entries.

                                                                                  Amount
                                                                               ------------
                                                                               (In millions)
        Valhi's investment in NL:
          Actual at September 30, 1994                                               $50.4
          Pro forma purchase of additional NL common shares                           12.4
                                                                               ------------
                                                                                      62.8
        NL's separately-reported stockholders' deficit                               295.2
                                                                               ------------
        Valhi's net purchase accounting basis differences                            358.0

        Less previously allocated net basis differences existing at
         September 30, 1994.  Such purchase accounting differences were allocated among NL's net assets (principally property and
         equipment) at the various dates of acquisition based upon
         relative fair values at such dates and include $79.4
         million of goodwill                                                         194.7
                                                                               ------------
        Additional purchase accounting basis differences created by the acquisition of additional NL shares and the consolidation of NL
         (step acquisition accounted for by the purchase method) - deemed to be goodwill to be amortized by the straight-line method over the remaining life (approximately 31 years) of the $79.4 million
         of previously-allocated goodwill attributable to NL                        $163.3
                                                                               ============

        No minority interest attributable to NL's separately-reported stockholders' deficit can be recognized in consolidation, which results in Valhi recording approximately $145 million of amortizable goodwill in excess of the $18 million directly attributable to Valhi's pro-rata increase in ownership of NL.

    (d) Reclassification.

                                VALHI, INC. AND SUBSIDIARIES

                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          Nine months ended September 30, 1994
                                        (Unaudited)

                             (In millions, except per share data)


                                                       Pro forma               Pro forma
                                              Valhi    adjustment       NL     adjustment
                                            Historical    (I)       Historical    (II)       Pro forma
                                            ---------- ----------   ---------- ----------    ----------
Revenues and other income:
  Net sales                                    $632.3      $   -       $664.2      $   -      $1,296.5
  Other, net                                      6.7          -         36.5          -          43.2
                                            ---------- ----------   ---------- ----------    ----------
                                                639.0          -        700.7          -       1,339.7
                                            ---------- ----------   ---------- ----------    ----------
Costs and expenses:
  Cost of goods sold                            481.4          -        493.9        9.1 (a)     984.4
  Selling, general and administrative            91.0          -        157.4        3.2 (a)
                                                                                     3.7 (b)     255.3
  Interest                                       26.0          -         63.1          -          89.1
                                            ---------- ----------   ---------- ----------    ----------
                                                598.4          -        714.4       16.0       1,328.8
                                            ---------- ----------   ---------- ----------    ----------
    Income of consolidated companies
      before income taxes                        40.6          -        (13.7)     (16.0)         10.9

Equity in losses of affiliates                  (30.5)       7.0            -       23.5 (a)         -
                                            ---------- ----------   ---------- ----------    ----------
    Income before income taxes and
     minority interest                           10.1        7.0        (13.7)       7.5          10.9

Provision for income taxes                        3.2        2.4         12.2       (3.9)(a)
                                                                                    (5.3)(c)       8.6

Minority interest in NL subsidiaries                -          -          0.6          -           0.6
                                            ---------- ----------   ---------- ----------    ----------
    Income from continuing operations            $6.9       $4.6       ($26.5)     $16.7          $1.7
                                            ========== ==========   ========== ==========    ==========

Income from continuing operations per share     $0.06                                            $0.01
                                            ==========                                       ==========

Weighted average common shares outstanding      114.3                                            114.3
                                            ==========                                       ==========


See accompanying notes to pro forma condensed consolidated statements of operations.

                                VALHI, INC. AND SUBSIDIARIES

                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                Year ended December 31, 1993
                                        (Unaudited)

                            (In millions, except per share data)


                                                       Pro forma               Pro forma
                                              Valhi    adjustment       NL     adjustment
                                            Historical    (I)       Historical    (II)       Pro forma
                                            ---------- ----------   ---------- ----------    ----------
Revenues and other income:
  Net sales                                    $781.2      $   -       $805.3      $   -      $1,586.5
  Other, net                                     12.8          -         22.1          -          34.9
                                            ---------- ----------   ---------- ----------    ----------
                                                794.0          -        827.4          -       1,621.4
                                            ---------- ----------   ---------- ----------    ----------
Costs and expenses:
  Cost of goods sold                            593.0          -        612.4       12.2 (a)   1,217.6
  Selling, general and administrative           113.1          -        185.7        4.9 (a)
                                                                                     4.9 (b)     308.6
  Impairment charge                                 -          -            -       84.0 (d)      84.0
  Interest                                       38.6          -         99.1          -         137.7
                                            ---------- ----------   ---------- ----------    ----------
                                                744.7          -        897.2      106.0       1,747.9
                                            ---------- ----------   ---------- ----------    ----------
    Income of consolidated companies
      before income taxes                        49.3          -        (69.8)    (106.0)       (126.5)
                                            ---------- ----------   ---------- ----------    ----------
Equity in losses of affiliates:
  Equity in losses                              (59.8)       7.4            -       52.4 (a)         -
  Provision for market value impairment         (84.0)         -            -       84.0 (d)         -
                                            ---------- ----------   ---------- ----------    ----------
                                               (143.8)       7.4            -      136.4             -
                                            ---------- ----------   ---------- ----------    ----------
    Loss before income taxes and
     minority interest                          (94.5)       7.4        (69.8)      30.4        (126.5)

Provision for income taxes (benefit)            (30.4)       2.6         12.7      (12.4)(a)
                                                                                   (14.1)(c)     (41.6)

Minority interest in NL subsidiaries                -          -          0.7          -           0.7
                                            ---------- ----------   ---------- ----------    ----------
    Loss from continuing operations            ($64.1)      $4.8       ($83.2)     $56.9        ($85.6)
                                            ========== ==========   ========== ==========    ==========

Loss from continuing operations per share      ($0.56)                                          ($0.75)
                                            ==========                                       ==========

Weighted average common shares outstanding      114.1                                            114.1
                                            ==========                                       ==========

See accompanying notes to pro forma condensed consolidated statements of operations.

                  VALHI, INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                         (Unaudited)


Note 1 - Basis of presentation:

     The Pro Forma Condensed Consolidated Statements of Operations assume the Distribution of Tremont common stock and the consolidation of NL occurred at the beginning of the year ended December 31, 1993:


Note 2 - Pro forma adjustments:

I - Eliminate Valhi's equity in Tremont's titanium metals operations, net of related deferred income tax benefit. In future filings, such historical amounts will be reported by Valhi as discontinued operations.


II- (a) Consolidating entry to eliminate the historical equity in losses of NL and allocate the historical amortization of existing purchase accounting basis differences (principally depreciation of property and equipment, related deferred income taxes and amortization of goodwill) attributable to NL.

    (b) Amortization of new goodwill, arising from the step-acquisition purchase of additional NL shares resulting in the consolidation of NL, by the straight-line method over 31 years as more fully described in Note 2 (II)(c) to the Pro Forma Condensed Consolidated Balance Sheet.

        NL separately reported a stockholders' deficit in 1993 and 1994 and, accordingly, no minority interest attributable to NL's separately-reported losses can be recognized in consolidation.

    (c) NL is not a member of Valhi's consolidated income tax group and, accordingly, incremental deferred income tax benefits attributable to increased equity in net losses of NL is provided at the U.S. federal statutory rate of 35%.

    (d) Reclassification.